UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2008
First Priority Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation)	333-140879 (Commission File Number)	20-8420347 (IRS Employer Identification No.)

2 West Liberty Boulevard, Suite 104
Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (610) 280-7100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 5, 2008, First Priority Financial Corp. (the “Company”) distributed a press release announcing its earnings for the quarter and year ended December 31, 2007. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release was sent to shareholders with the letter attached hereto as Exhibit 99.2 and incorporated herein by reference.
     The information in this report and the attached Exhibit 99.1 is being furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (d) In connection with the Company’s acquisition of Prestige Bank (“Prestige”) and as previously announced in the Form S-4 (File No. 333-147950), the Board of Directors (the “Board”) agreed to increase the size of the Board by four directors to be designated by Prestige. On February 28, 2008, the Board elected former Prestige directors, Howard Berlin, Robert J. Fairbaugh, Christopher E. Spinieo and S. James Worthington, Jr. to serve on the Board. The former Prestige directors were also elected to serve on the Board of Directors of the Company’s wholly-owned subsidiary, First Priority Bank.
          The former Prestige directors will be compensated on the same or similar terms under which current non-management directors are compensated for their services. Each former Prestige director will be a member of the Company’s audit committee.
          The former Prestige directors currently have loans or other extensions of credit with the Company which are on substantially the same terms (including interest rate and collateral), as the terms prevailing at the time for comparable banking transactions with other persons who are not affiliates and who are not subject to Regulation O. These loans, extensions of credit, and other banking transactions (a) have been and will be made or conducted on substantially the same terms, including interest rates and required collateral for loans, as those prevailing at the time for comparable transactions with unrelated persons; (b) have been and will be made or conducted in the ordinary course of business; and (c) in the opinion of management do not and will not involve more than the normal risk of collectability or present other unfavorable terms and risks.
          The letter that was sent to the Company’s shareholders announcing the election of the directors to the Board is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
          99.1 Press Release of First Priority Financial Corp, dated March 5, 2008, announcing earnings for the quarter and year ended December 31, 2007.
          99.2 Letter to Shareholders, dated March 5, 2008, enclosed with press release and announcing new directors in connection with Prestige acquisition.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PRIORITY FINANCIAL CORP.
Dated: March 6, 2008	By:	/s/ Mark Myers
Mark Myers
Chief Accounting Officer